UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

AGL RESOURCES INC.

(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on April 28, 2015.
AGL RESOURCES INC.	Meeting Information
Meeting Type: Annual Meeting
For holders as of: February 17, 2015
Date: April 28, 2015 Time: 10:00 a.m. Eastern Time
	Location:	AGL Resources Corporate Headquarters
10 Peachtree Place
Atlanta, GA 30309
AGL RESOURCES INC. MYRA C. BIERRIA 10 PEACHTREE PLACE, LOCATION 1466 ATLANTA, GA 30309	You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

M83528-P60668

— Before You Vote — How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT ANNUAL REPORT/10-K WRAP
How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 14, 2015 to facilitate timely delivery.

— How To Vote — Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

M83529-P60668

Voting Items

The Board of Directors recommends that you vote FOR all nominees listed under Item 1 and FOR Items 2, 3 and 4.
1.	Election of Directors

Nominees:

	1a.	Sandra N. Bane

	1b.	Thomas D. Bell, Jr.

	1c.	Norman R. Bobins

	1d.	Charles R. Crisp

	1e.	Brenda J. Gaines

	1f.	Arthur E. Johnson

	1g.	Wyck A. Knox, Jr.

	1h.	Dennis M. Love

	1i.	Dean R. O’Hare

	1j.	Armando J. Olivera

	1k.	John E. Rau

	1l.	James A. Rubright

	1m.	John W. Somerhalder II

	1n.	Bettina M. Whyte

	1o.	Henry C. Wolf

2.	The ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2015.

3.	The approval of a non-binding resolution to approve the compensation of our named executive officers.

4.	The approval of an amendment to the Company’s amended and restated articles of incorporation to provide holders of at least 25% of the voting power of all outstanding shares entitled to vote the right to call a special meeting of shareholders.

The Board of Directors recommends you vote AGAINST Items 5 and 6.

5.	Shareholder proposal regarding independent chairman policy.

6.	Shareholder proposal regarding goals for reducing greenhouse gas emissions.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

M83530-P60668

M83531-P60668